

OPTEX

OPTEX SYSTEMS HOLDINGS

CORPORATE OVERVIEW

FORWARD LOOKING STATEMENT

This presentation includes forward-looking statements that are subject to many risks and uncertainties. These forward-looking statements, such as statements about Optex's short-term and long-term growth strategies, can sometimes be identified by use of terms such as "intend," "expect," "plan," "estimate," "future," "strive," and similar words. These statements involve many risks and uncertainties that may cause actual results to differ from what may be expressed or implied in these statements. These risks are discussed in Optex's Securities and Exchange Commission filings and reports, including the risks identified under the section captioned "Risk Factors" in its Form 10-K for the year ended September 27, 2015, filed with the Securities and Exchange Commission on December 15, 2015. Optex disclaims any obligation to update information contained in these forward-looking statements whether as a result of new information, future events, or otherwise. **THIS PRESENTATION DOES NOT CONSTITUTE AN OFFER TO SELL SECURITIES OF OPTEX OR A SOLICTATION OF AN OFFER TO BUY SECURITIES OF OPTEX.**

OPTEX

MARKET OPPORTUNITY

- Periscopes & Vision Block and Sighting Systems combine for an estimated $1 billion worldwide
  - Optex has a great foothold in the Periscopes & Vision Block market with an estimated 75% market share in the U.S. ($8-$10 M) and 20-30% worldwide ($40-$50 M)
  - The Company has a 5% market share in the U.S. ($100 M) for Sighting Systems but only about 1% in the worldwide market ($500 M - $1 B)
  - Historically, the Company's growth and financial performance have been affected by the Department of Defense budget (DOD) which is expected to increase for the first time since 2010
  - Foreign military sales for U.S. built products has remained strong due to escalating geopolitical threats. As of April 16' Optex has a backlog of over $15.6 million
- The Company has a strong IP portfolio, excellent proven military products with a pipeline of new commercial products and established sales channels throughout the world
- Optex is a sole supplier of naval binoculars to the U.S. Navy and is getting its commercial products into Cabela's, a major outdoor retailer with a $3 billion market cap and other retailers

OPTEX

INVESTMENT HIGHLIGHTS

- **Operating Performance Potential**
  - High asset utilization
  - New capacity creation
- **Market Share Expansion**
  - Create internal linkages through vertical integration and technology advancement
  - Capitalize on overseas market expansion
- **Attractive Acquisition Outlook**
  - Identify targets' critical capabilities
  - Seek vertical integration
  - Bargain purchase price
- **Attractive Timing**
  - Increase in US DoD Spending
  - Participation in Foreign Spending
  - Launch of New Commercial Products
- **Proven Management**
  - Highly experienced
  - Industry veterans
  - Stellar reputation

OPTEX OVERVIEW

- A 28-year old, Texas-based company provides the most reliable optical sighting systems to the US Department of Defense, foreign governments, and commercial consumers of optical products
- 77 employees; 93,000 square foot facility
- Patents – 3 Issued by USPTO, 1 in process
- Defense supplier with product expansion into consumer and commercial sectors
- Technology patented products in new military programs in Chile, Brazil, Israel, Belgium, and Canada
- $1.2 million award for periscopes from General Dynamics Land Systems, February 2016
- Milestones underpinned by successful historical acquisitions
  - Successfully acquired Miller-Holzwarth's assets in 2013
  - Successfully acquired Applied Optics Center in 2014
  - Signed $4.3 MM supply agreement with L3 communications in 2014
  - Signed $6 MM supply agreement with Nightforce Optics Inc. in 2015

BUSINESS DIVISIONS OVERVIEW

OPTEX SYSTEMS HOLDINGS

- **Optex Systems**
  - Military Optical Sighting Systems
  - Weapon Systems, Optical Subassemblies
  - High Definition Imaging Systems
  - Thermal and Night Vision Systems
  - Video Display Systems
- **Applied Optics Center (“AOC”)**
  - Premier Thin Film Coatings
  - Precision Optical Assembly Processes
  - Stabilized Monoculars and Binoculars (Military & Commercial)

OPTEX BUSINESS STRATEGY

PRODUCTS

MARKETS	Present	New
Present	**MARKET** RETENTION ▪ Optical engineering ▪ Mechanical sighting systems ▪ Assembly Processes	**PRODUCT** DEVELOPMENT ▪ New periscope technology enhancement ▪ New night vision systems
New	**MARKET** DEVELOPMENT ▪ Commerical markets breakthrough ▪ Foreign military sales expansion	**DIVERSIFICATION** ▪ Opportunistic commerical product development

Optex has established core competencies by proving its **product reliability** and **product quality** and by maintaining deep **product and sector knowledge** in an overall **supply chain control** environment

OPTEX

COMPANY PRODUCTS

Business Lines	Product	Description	2015YTD Rev %*
Periscopes	- M Series - ICWS	Laser & Non-Laser Protected Acrylic & Glass Periscopes	35%
Sighting Systems	- CSS - MRS - Big Eye, etc.	- Digital Day and Night (DDAN) - Muzzle Reference Systems (MRS) - Ships Binoculars - Collimators, etc.	19%
AOC	- Optical cell - Eyepiece - Objective lens sets	Optically aligned metal and glass lens sets	12%
AOC	- Laser Interference Filters	Optical Coatings	25%
Other	- Components	Misc. Repair parts, Howitzer	9%

*As of 9/27/15

SAMPLE PRODUCTS

DDAN / M36 Sights


M36/M36 DIM Compatible
DDAN Elbow Assembly
Day View
Night View

Back Up Sight



M17 Day/Thermal Periscope


Day View
Day and Thermal View (PIP)

Howitzer Products



Laser Protected Periscopes



Red Tail – Digital Spotting Scope



Commercial Optical Assembly


5-25×56 F1 B.E.A.S.T™



Naval Binoculars



OPTEX

OPTEX MARGIN DRIVERS

- Acquisition Synergies
  - Gross margin increases as Optex and AOC manufacturing capacity is currently under utilized
  - Economy of scale - material costs from suppliers also trend lower
- Preferred Supplier Status
  - Optex and AOC have multiple products where they are the only suppliers on record for the last 10-15 years
  - Established relationships with key positions in major defense, military, aerospace and other industries
- Commercial Market Expansion
  - Increased emphasis on new opportunities
  - Higher margins
  - Diversify sales channels
- Patented / IP Protected Products
  - Premium pricing from Optex and AOC's IP protected products

    - DDAN, M17 D/T, day windows, etc.

MARKET SHARE & MAJOR PLAYERS

Periscopes & Vision Blocks Markets


U.S.: $8-$10 MM
OPTEX
- 75% (U.S.)
- 20-30%
(worldwide)
VBI
Vision Blocks inc
SEILER
meopta
(German)
KENT
(UK)
EOS
(South Korea)
UOS
(Israel)
Worldwide
$40-50 MM

Sighting Systems Markets


U.S.: $100 MM
OPTEX
- 5% (U.S.);
- 0.5-1%
(worldwide)
Raytheon
BBN Technologies
GENERAL DYNAMICS
Land Systems
KONGSBERG
(Norway)
BAE SYSTEMS
(UK)
DRS
(UK)
cmi
(Belgium)
Worldwide
$500 MM-$1 B

MAJOR COMPETITION

Many of the largest competitors in the past are either bankrupt or behind their delivery schedule

Company	Business Description	Competition	Latest Status
Miller-Holzwarth Inc.	Once larger acrylic periscopes producer	Went in a bidding war and drove the price down from 2007 to 2013	▪ Bankrupt ▪ Optex purchased the assets at public auction in 2013 and began price recovery
SSI Technology	~$1 MM sales from military (est.)	Direct competitor on periscopes	Filed for Bankruptcy per Termination for Default Contract Modification
Seiler Instruments	▪ 3rd generation private company ▪ Producer of Sighting System parts on the Howitzer platform ▪ Estimated $30 MM Sales Overall with $5 MM sales from military (est.)	▪ Competed with Optex on the Howitzer platform ▪ Won the last Aiming Circle contract by pricing at 70% of Optex's quote ▪ Also won a non-laser filtered M17 contract in 2014 with a split win with Optex.	▪ Delinquent on First Articles Testing ("FAT") on the Aiming Circle contract, FOIA requested ▪ Delinquent on FAT on the M17 contract, FOIA requested

OPTEX

SELECT MAJOR CUSTOMERS

DEFENSE CUSTOMERS

GENERAL DYNAMICS

L3 communications

DEFENSE LOGISTICS AGENCY

DEPARTMENT OF DEFENSE UNITED STATES OF AMERICA

TEXTRON

NORTHROP GRUMMAN

UNITED STATES MARINE CORPS

UNITED STATES NAVY

BAE SYSTEMS

Raytheon

GOBIERNO DE CHILE

COMMERCIAL CUSTOMERS

NIGHTFORCE

Cabela's

WORLD'S FOREMOST OUTFITTER

OPTEX

SALES MIX SHIFTS – GROWING COMMERCIAL & FOREIGN MILITARY SALES

- Company has been able to diversify its sales channels over the past few years. Commercial and foreign military sales have been quickly catching up
- Commercial product's bid gross margin is 25-50%, comparing with 20-25% for military periscopes and sighting systems



Commercial 0.5%
Foreign 30.6%

(As of 2013FYE)



Commercial 2.0%
Foreign 23.9%

(As of 2014FYE)



Commercial 7.6%
Foreign 32.7%

(As of 1H 2015FYE)



Commercial, 13.9%
Foreign, 20.3%

(2015FY)

OPTEX

ACQUISITION STRATEGY– APPLIED OPTICS CENTER (AOC) CASE STUDY

$5 MM of proceeds expected to be used for acquisitions

Optex was able to fully utilize its network enabling it to identify and make acquisitions at a bargain price during the ongoing consolidation trend in the defense sector

Transaction

- Time: 11/3/2014
- Consideration: $1.01 MM
- Offer: 100% cash
- Valuation:
  - 0.19x LTM Revenue
  - 0.36x Net Assets

Past Relationship

- AOC was Optex's preferred supplier of laser coatings and laser coated filters in support of Optex's periscope shipments
- Previously Optex has ordered $500K - $1.5 MM per year of products from AOC. AOC will continue to support L3/Insight production

Target: AOC

- Business Lines: precision optical assemblies; military thin film coating
- 27 full time employees
- $2.78 MM worth of net assets and $2.0 MM backlog at the time acquisition

Bargain Price Rationale

- Optex is a market leader in the military-grade optical products industry that directly utilizes the manufactured components specific to the AOC product line
- The AOC business of L-3 had a recent history of losses also due to sequestration
- As a result, L-3 intended to exit the optical coating manufacturing business completely in that it no longer fit its business strategy

OPTEX

US GOVERNMENT MARKETS & M&A OUTLOOK


($Bn)
DoD Spending
DoD Procurement
160
140
120
100
80
60
40
20
0
800
700
600
500
400
300
200
100
0
2009
2011
2013
2015Est.
2017Est.
2019Est.


U.S. A&D Historical M&A Activities
60
50
40
30
20
10
0
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1
2009
2010
2011
2012
2013
2014
2015

U.S. Government Markets Improving

- U.S. Department of Defense budget is expected to grow in FY2016 - first increase since 2010
- Procurement Drivers:
  - Geopolitics
  - Better buying power initiatives
  - Afghanistan drawdown
  - Sequestration constraints
  - Vehicle platform upgrades (AMPV)

Domestic Aerospace &Defense (A&D) M&A Activities Growing

- The industry's M&A activity is poised for a steady growth since DoD's budget sequestration
- Analysis revealed a significant improvement in transaction activity in 2014 with a notable pickup in defense related transactions planned for 2015

Source: Capial IQ, U.S. Department of State Budget Request

OPTEX

FOREIGN DEFENSE MARKETS OUTLOOK



Department of State Foreign Military Funding
$Billion
10
9
8
7
6
5
4
3
2
1
0
2009
2010
2011
2012
2013
2014
2015 Est.
2016 Est.
Africa
East Asia and Pacific
Others
Europe and Eurasia
Central & South America
South and Central Asia
Rest of Near East
Israel

Foreign Military Sales funding for products built in the United States for select foreign militaries has held steady and strong due to the escalating geopolitical threats

Growing International Markets

- Optex has increased efforts to promote its proven military products as well as newly improved product solutions directly to foreign military representatives
  - M17 Day/Thermal Periscopes to South America
- Optex will continue pursuing international opportunities through direct sales and through existing customers
  - GDLS Canada
  - GDLS – Canada – CMI Defense
  - Israeli Namer Project
  - Israeli Merkava Project
  - Israeli M113 Upgrade
  - Brazil – BAE – M113 Upgrade
  - Chile – M113 Upgrade
  - Columbia – M113 Upgrade / Optical Sights

Source: U.S. Department of State

OPTEX

MARKET DEVELOPMENT - FOREIGN MILITARY ORDER EXPANSION

Foreign Order Expansion

Saudi Arabia

$8.3 MM Award Expected

- $2.5 MM from General Dynamics Land Systems Canada (DGLS-CA)
- $4.8 MM from CMI Defence



Australia

$4.0 MM Award Expected

- Supplier of periscopes and commander's sighting system to Australian Land 400 Program through GDLS-CA



South America

$8.3 MM Award Expected

- Chile: M17 Day/Thermals sold into Air Force
- Brazil: bid first 32 M17 Day/Thermals
- Colombia: 120 M113s in Fleet



Israel

$3.0-6.0 MM Award Expected

- Government of Israel – Ministry of Defense
- Armored Personnel Carrier (APC): $3-5 MM – NAMER Program
- M113 APC Upgrades: $2.4 MM


OPTEX Systems Inc.
M17 Day/Thermal Periscope Upgrade

KEYS TO PRODUCT DEVELOPMENT

- Glass Properties
- Glass Shape
- Color / Distortion Control



- 2D/3D Capability
- Thermal / Strength Analysis




MECHANICAL DESIGN TOOLS
OPTICAL DESIGN TOOLS
THIN FILM DESIGN TOOLS
VERTICAL INTEGRATION OF KEY EQUIPMENT & PROCESSES

- Thin Films
- Anti-Reflective coatings
- Optical Assembly
- EMI Thin Films
- CNC Machining
- CARC Painting
- Optical/Mechanical Alignment
- Electronic Assembly
- Environmental Testing



- Wavelength notching
- Transmissivity Analysis
- Absorption Analysis



OPTEX

MARKET DEVELOPMENT - NEW COMMERICIAL OPPORTUNITIES


Illuminated
Mil-Dot



NIGHTFORCE

On 5/26/2015, Optex entered into an exclusive supply agreement with Nightforce Optics for supply of critical optical assemblies

- **$3.0 MM** in 2015
- **$3.9 MM** in 2016
- Extendable for an additional year

- **4** assemblies in production now
- **18** new assemblies in roadmap
- **8** assemblies in quotation phase


15-55×52 COMPETITION
RIFLESCOPE

OPTEX

DIVERSIFICATION- NEW COMMERICIAL OPPORTUNITIES

Commercial Digital Solution

Optex offers a high-grade digital products for commercial use which are easier to use and equal in optical performance but with a lower price

Cabela's
WORLD'S FOREMOST OUTFITTER

GSA U.S. General Services Administration

- Released to Cabela's for the consumer market
- Released to the general service administration (GSA) schedule
- $800-$1,000/unit final sales price

Digital Spotting Scopes: Red Tail



Nighthawk

(in Development)

Stabilized Monocular



OPTEX

LEADERSHIP TEAM

Danny Schoening – CEO

28 years in Engineering, Manufacturing, Optics, and Business Leadership; holds 3 US Patents. Previously with Honeywell International (HON) and Finisar Corporation (FNSR).

Karen Hawkins – CFO

25 years in Defense and Transportation. Previously with General Dynamics (GD).

Joe Aizpuru – Engineering Manager

28 years in Engineering/Optics. Holds 11 US Patents. Previously with Honeywell International (HON) and Finisar Corporation (FNSR).

Mitch Smith – Materials Manager

32 years in Materials and Supply Chain Management. Previously with Honeywell International (HON) and Finisar Corporation (FNSR).

Jeff Balch – Quality Manager

28 years in Optical Assembly and Optex Experience

Angelina Kerr – Contracts and ITAR Compliance Manager

18 years in Project Management and Contracts Support

Bill Bates – General Manager – AOC Division

33 years in Optics and Military and Commercial Contracting. Previously with L-3 Communications (LLL).

Ron Stinedurf – Manufacturing Manager

36 years in Optical Fabrication and Manufacturing

Kirk Benson – Quality Manager

35 years in Inspection, Quality Engineering and Management

Al Gibson – Senior Thin Film Coating Engineer

34 years in Thin Film Coatings with a background in Aerospace Engineering

Roy Lewis – Program Management and Contracts

U.S. Army Colonel Retired, 13 years in Program Management and Business Development with a background in Industrial Engineering

OPTEX

MARKET SNAPSHOT

Stock Symbol: OPXS (OTCQB)
Price: $2.35 (4/14/16)
52 Week Range: $2.00 - $14.00
Avg. Daily Volume (90 day): 656
Shares Outstanding: 1.6 Million
Market Cap: $3.7 Million
Float: 112 Thousand

Price & volume quotes from Yahoo Finance and other reliable sources

OPTEX

CAPITALIZATION TABLE

	Shares
Total Current Shares Outstanding	1,581,145
Options	55,347
Warrants	-
Stock Awards	-
Fully Diluted Shares (as reported)	3,766,356

OPTEX

SUMMARY

- **Market Opportunity**
  - $1 Billion worldwide
  - Increasing market share (commercial and foreign)
- **Product Portfolio**
  - Highest quality
  - Innovative product development
  - New product launches
- **Proven Acquisition Strategy**
  - Identify targets' critical capabilities
  - Seek vertical integration
  - Bargain purchase price
- **Customer Base**
  - International foothold
  - Major defense customers
  - Top commercial customers
  - Government & Contractor's

OPTEX

CORPORATE PROFILE

Media and Investor Relations:

Optex Systems Holdings, Inc.
1420 Presidential Drive
Richardson, TX 75081
972-764-5700
www.optexsys.com

IRTH Communications
Robert Haag, Managing Director
866-976-4784
OPXS@irthcommunications.com

BACKLOG & HISTORICAL QUARTERLY REVENUE

- Historically, the company's growth and financial performance have been affected with the Department of Defense budget sequestration
- It is now situated at an inflection point of the defense industry as sequestration is predicted to bottom out in 2015
- 2015FY sees the consolidation between AOC and Optex. Operating margin expected to improve going forward
- The demonstrated combined capacity of AOC and Optex is over $54 MM


Revenue by Quarter
($MM)
4Q
3Q
2Q
1Q
14.0
12.0
10.0
8.0
6.0
4.0
2.0
0.0
$10.2 MM
$2.8
1.9
2.2
3.4
$13.0 MM
$5.2*
2.3
3.4
2.1
2014
2015

* including $300k requested early deliveries for government prime products scheduled beyond 2015FY and including estimated results for the 4th quarter of fiscal 2015 ended September 30th. The estimated results are preliminary and are subject to the completion of our normal quarter-end closing procedures. Our actual results may differ from these estimates.


Backlog
(as of 6/28/15)
($MM)
16.0
14.0
12.0
10.0
8.0
6.0
4.0
2.0
0.0
$5.0 MM
$11.9 MM*
2015FY Backlog
Total Backlog

* $1.3M ACOGS Award Received in July not included in this number. This award comes with a 100% (another $1.3 MM) Option.

OPTEX